Exhibit 32

                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Marc C. Breslawsky, Chairman of the Board and Chief Executive Officer of Imagistics International Inc., the ("Company"), and Timothy E. Coyne, Chief Financial Officer of the Company, each hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


Dated: November 9, 2004                               /s/ Marc C. Breslawsky
                                                      ----------------------
                                                      Marc C. Breslawsky
                                                      Chairman of the Board,
                                                      Chief Executive Officer


Dated: November 9, 2004                               /s/ Timothy E. Coyne
                                                      --------------------
                                                      Timothy E. Coyne
                                                      Chief Financial Officer